Exhibit 99.3

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of October 25, 2019, between Morgan Stanley Mortgage Capital Holdings LLC, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial and multifamily mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and residential cooperative mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of November 1, 2019 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “General Master Servicer”), KeyBank National Association, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), and Wilmington Trust, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof) (except with respect to the definition of “Servicing File,” which for purposes of this Agreement shall not include the documents described in clause (b) in the definition of such term in the Pooling and Servicing Agreement). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Morgan Stanley & Co. LLC (“MS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, collectively with WFS, BofA Securities, MS&Co. and Academy, in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates (other than the RR Interest) to WFS, BofA Securities, MS&Co., Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Initial Purchasers. The Purchaser intends to transfer the RR Interest to Wells Fargo Bank, National Association, Bank of America, National Association and Morgan Stanley Bank, N.A. (“MSBNA”) pursuant to the RR Interest Transfer Agreement, dated as of October 28, 2019 (the “RR Interest Transfer Agreement”), between the Depositor, Wells Fargo Bank, National Association, Bank of America, National Association and MSBNA. The Certificates are more fully described in (a) that certain prospectus dated October 28, 2019 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated October 28, 2019 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates (other than the RR Interest), as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated October 22, 2019, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale (as defined in the Indemnification Agreement), the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, delivered on October 22, 2019, relating to the Non-Registered Certificates (other than the RR Interest) (together with all annexes and exhibits thereto, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), between the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.                Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on November 15, 2019 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $342,885,459. The purchase price for the Mortgage Loans shall be a combination of (i) the portion of the RR Interest transferred to MSBNA pursuant to the RR Interest Transfer Agreement and (ii) a cash amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay and/or direct to be paid the cash portion of such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto. The Mortgage Loan Seller hereby directs the Purchaser to transfer the portion of the RR Interest referenced above directly to MSBNA.

Section 2.                Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the General Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller) , except any Seller Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)               The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item, and which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”), the remainder of the Mortgage File for each Mortgage Loan (together with a list related to each Mortgage Loan indicating the related Mortgage Loan documents included in the related Mortgage File as of the

Closing Date (the “Mortgage Loan Checklist”)) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the General Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

Notwithstanding anything to the contrary contained herein, with respect to any Joint Mortgage Loan, the obligations of each of the Mortgage Loan Seller and any other Mortgage Loan Seller with respect to such Joint Mortgage Loan (an “Other Mortgage Loan Seller”) to deliver a Mortgage Note to the Custodian shall be limited to delivery of only the Mortgage Note(s) held by such party to the Custodian. With respect to any Joint Mortgage Loan, the obligations of the Mortgage Loan Seller and any Other Mortgage Loan Seller to deliver the remaining portion of the related Mortgage File or any document required to be delivered with respect thereto shall be joint and several, provided that either of the Mortgage Loan Seller or any Other Mortgage Loan Seller may deliver one Mortgage File or one of any other document required to be delivered with respect to such Joint Mortgage Loan hereunder, and such delivery shall satisfy such delivery requirements for the Mortgage Loan Seller and each such Other Mortgage Loan Seller.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee), the General Master Servicer and the General Special Servicer to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee) , the General Master Servicer and the General Special Servicer to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any mortgage loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee and the General Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian, the General Master Servicer or the General Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian or the General Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(d)               In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to the delivery of a letter of credit in the manner described in clause (A) of clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering to the Custodian within ten (10) Business Days following the Closing Date with respect to any such letter(s) of credit a copy of such letter of credit, the transfer documentation and such transmittal communication to the issuing bank indicating that such document has been delivered to the issuing bank for reissuance. If a letter of credit is not in a form that would allow the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver copies of the appropriate transfer or assignment documents to the Custodian promptly following receipt of written notification thereof. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any transfer fee required in order to transfer the beneficiary’s interest from such Mortgage Loan Seller to the General Master Servicer on behalf of the Trust as required hereunder and shall cooperate with the reasonable requests of the General Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is reissued to the General Master Servicer on behalf of the Trust.

With respect to letters of credit delivered in accordance with subclause (B) of clause (xii) of the definition of “Mortgage File”, within sixty (60) days of the Closing Date or such shorter period as is required by the terms of such letter of credit or other applicable Mortgage Loan documents, the Mortgage Loan Seller shall notify the bank issuing the letter of credit that the General Master Servicer on behalf of the Trustee shall be the beneficiary under such letter of credit. Section 3.01(f) of the Pooling and Servicing Agreement requires the General Master Servicer to present such letter of credit and the related assignment documentation delivered by the Mortgage Loan Seller to the letter of credit bank issuing such letter of credit and request that such letter of credit bank reissue the letter of credit in the name of “Wells Fargo Bank, National Association, as General Master Servicer, on behalf of Wilmington Trust, National Association, as Trustee, for the benefit of registered holders of BANK 2019-BNK22, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK22”. Section 3.01(f) of the Pooling and Servicing Agreement further requires the General Master Servicer to use reasonable efforts to obtain such reissued letter of credit back from the issuing letter of credit bank within sixty (60) days (and in any event within ninety (90) days) following the Closing Date. The Mortgage Loan Seller shall provide such reasonable cooperation as requested by the General Master Servicer, including without limitation by delivering such additional assignment or amendment documents required by the issuing bank in order to reissue a letter of credit as provided above.

(e)                [Reserved.]

(f)                In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, or make available or cause to be made available to, the General Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned or delivered, as applicable, to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the Pooling and Servicing Agreement shall be delivered by the Custodian to the General Master Servicer) and (ii) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, operating statements, environmental reports, engineering reports, Insurance Policies, certificates, guaranty/indemnity agreements, property inspection reports, escrow analysis, tax bills, third-party management agreements, asset summary and financial information on the borrower/sponsor and any guarantor, in each case relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) (provided that the Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications between such Mortgage Loan Seller and its Affiliates) and underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents, attorney client communications that are privileged communications or constitute legal or other due diligence analyses and credit underwriting or due diligence analyses or data and/or other internal approval documents). In addition, the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to and deposit with, or cause to be delivered to and deposited with, the General Master Servicer within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the General Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the General Master Servicer under the Pooling and Servicing Agreement.

(g)               Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)               The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)                 Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to each Mortgage Loan subject to defeasance, the Mortgage Loan Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and establish the successor borrower and to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the General Master Servicer receives notice of a defeasance request to a Mortgage Loan subject to defeasance, then the General Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.                Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.                Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)               The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)                The Mortgage Loan Seller hereby represents and warrants, as of the date hereof, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)               The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)                With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the date hereof such Servicing Function Participant is expected to be an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)                The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a

“Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)               Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)               Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(i)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the General Master Servicer, the General Special Servicer, the Trustee, the Certificate Administrator, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor (which may be sent by email).

(j)                 If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(k)               Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review (or, with respect to any Joint Mortgage Loan, a fee equal to the Asset Representations Reviewer Asset Review Fee for the entire Joint Mortgage Loan, multiplied by the Mortgage Loan Seller’s Mortgage Loan Seller Percentage Interest) within sixty (60) days of such written invoice by the Asset Representations Reviewer; provided, that if any fees payable pursuant to this Section 4(k) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

(l)                 The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(m)             The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(k) above within sixty (60) days of written invoice by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(h) of this Agreement.

(n)               The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(n) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(n). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(n).

Section 5.                Notice of Breach; Cure, Repurchase and Substitution. (a) The Responsible Repurchase Party shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Responsible Repurchase Party’s receipt of notice of or, if earlier, the Responsible Repurchase Party’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Responsible Repurchase Party or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Responsible Repurchase Party’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the General Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Responsible Repurchase Party to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Responsible Repurchase Party has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Responsible Repurchase Party shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)); provided, further, that with respect to such Extended Cure Period the Responsible Repurchase Party has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the General Master Servicer, the General Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Responsible Repurchase Party is pursuing in connection with the cure thereof and stating that the Responsible Repurchase Party anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Responsible Repurchase Party to have received the recorded document, then the Responsible Repurchase Party shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Responsible Repurchase Party certifies to the Trustee, the General Master Servicer, the General Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Responsible Repurchase Party is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Responsible Repurchase Party’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Responsible Repurchase Party are to be remitted by wire transfer to the General Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Responsible Repurchase Party , in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Responsible Repurchase Party and the Enforcing Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Enforcing

Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(k) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Responsible Repurchase Party . If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Responsible Repurchase Party to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Responsible Repurchase Party and the Enforcing Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Responsible Repurchase Party and the Enforcing Servicer nothing in this paragraph shall preclude the Responsible Repurchase Party or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Responsible Repurchase Party’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Responsible Repurchase Party’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Responsible Repurchase Party may cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the General Master Servicer, the General Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(k) above to the extent not previously paid by the Responsible Repurchase Party to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed

$10,000, the Responsible Repurchase Party shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses; provided, further, that if the Breach relates to a Joint Mortgage Loan, the Responsible Repurchase Party shall only be responsible for the Mortgage Loan Seller’s Mortgage Loan Seller Percentage Interest of all such costs and expenses unless such Breach relates solely to the Mortgage Note(s) sold by the Mortgage Loan Seller. Except as provided in the proviso to the immediately preceding sentence, the Responsible Repurchase Party shall remit the amount of such costs and expenses to the General Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Responsible Repurchase Party shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Responsible Repurchase Party are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Responsible Repurchase Party equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Responsible Repurchase Party .

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, a delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Responsible Repurchase Party of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan under this Agreement if (i) the Responsible Repurchase Party did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or any other party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice precludes the Responsible Repurchase Party from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Responsible Repurchase Party shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Responsible Repurchase Party provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)               Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the General Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)                The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the General Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c)

of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the General Master Servicer and the General Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the General Master Servicer and the General Special Servicer of, any portion of the related Servicing File (as such term is defined in the Pooling and Servicing Agreement), together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the General Master Servicer or the General Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)               [Reserved.]

(e)                The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)                The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business

Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)               Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)               The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)                 The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001789307.

(j)                 Notwithstanding anything to the contrary herein, the Responsible Repurchase Party’s obligation in respect of a Material Defect with respect to a Joint Mortgage Loan shall be solely in respect of the Mortgage Loan Seller’s pro rata share of such Joint Mortgage Loan based on the Mortgage Loan Seller’s Mortgage Loan Seller Percentage Interest as of the date hereof in such Joint Mortgage Loan.

(k)               If the Mortgage Note or Mortgage Notes with respect to a Joint Mortgage Loan in favor of the Mortgage Loan Seller and its successors and assigns are repurchased or replaced by the Mortgage Loan Seller pursuant to this Section 5, and any other related mortgage notes evidencing such Joint Mortgage Loan are not repurchased or replaced by any Other Mortgage Loan Seller and any such mortgage note remains in the Trust, then the Mortgage Loan Seller and the Purchaser hereby agree that (i) the provisions in Section 3.30 of the Pooling and Servicing Agreement and the related Intercreditor Agreement shall govern the servicing and administration of such Joint Mortgage Loan as if (a) the remaining mortgage notes in the Trust were collectively a “Mortgage Loan” (as defined in the Pooling and Servicing Agreement) and (b) each repurchased Mortgage Note were a Serviced Pari Passu Companion Loan (or, if the Joint Mortgage Loan was a Non-Serviced Mortgage Loan, a Non-Serviced Pari Passu Companion Loan), (ii) the Mortgage Loan Seller and its successors and assigns in respect of such repurchased or replaced Mortgage Note shall be bound by such Section 3.30 as if it were a party to the Pooling and Servicing Agreement and (iii) the Mortgage Loan Seller and its successors and assigns shall from time to time (as may be necessary) deliver to the General Master Servicer or the General Special Servicer, as applicable, the Mortgage Loan documents constituting or related to any applicable Mortgage Note repurchased by it, any requests for release and any court pleadings, requests for trustee’s sale or other documents necessary to the foreclosure or trustee’s sale in respect of the related Mortgaged Property or to any legal action or to enforce any other remedies or rights provided by the related Mortgage Note or Mortgage or otherwise available at law or equity with respect to the related Mortgage Note.

Section 6.                Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)                 All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)               All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)             The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)             The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)               All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)             The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)           The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)         Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)             The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)               Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.                Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)                 This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)               Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)             A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)             A certificate of good standing with respect to the Mortgage Loan Seller issued by the Secretary of State of the State of New York not earlier than thirty (30) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)               A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)             A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)           A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)         A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser (only with respect to the Preliminary Private Placement Memorandum), the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the

related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)             A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser (only with respect to the Private Placement Memorandum), the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum (as applicable) as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)               Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xi)             One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the

Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)           If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)         Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.                Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and on the date of the request and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.                Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.            Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at Wells Fargo Commercial Mortgage Securities, Inc. or Wells Fargo Securities, LLC, as the case may be, c/o Wells Fargo Securities, LLC, 375 Park Avenue, 2nd Floor, J0127-023, New York, New York 10152, Attention: A.J. Sfarra, facsimile number: (212) 214–8970 (with a copy to: Troy B. Stoddard, Esq., Senior Counsel, Wells Fargo Legal Department, D1086-341, 550 South Tryon Street, 34th Floor, Charlotte, North Carolina 28202, or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller, addressed to Morgan Stanley Mortgage Capital Holdings LLC, 1585 Broadway, New York, New York 10036, Attention: Jane Lam (with a copy to Morgan Stanley Mortgage Capital Holdings LLC, 1633 Broadway, 29th Floor, New York, New York 10019,

Attention: Legal Compliance Division and a copy by email to cmbs_notices@morganstanley.com), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.            Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(j), and 4(k) of this Agreement.

Section 12.            Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.            Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.            Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE

MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.            Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.            Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.            Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.            Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated October 15,

2019 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.            Recognition of U.S. Special Resolution Regimes.

(a)                In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States of America or a State of the United States of America.

(b)               In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Right under this Agreement that may be exercised against such Covered Party is permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States of America or a State of the United States of America.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 20.            Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings. (a)  Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 19, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(b)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

BANK 2019-BNK22 – MLPA (Morgan Stanley Mortgage Capital Holdings LLC)

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

BANK 2019-BNK22 – MLPA (Morgan Stanley Mortgage Capital Holdings LLC)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

BANK 2019-BNK22

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County
5	MSMCH	Storage Post Portfolio	Various	Various	Various	Various	Various
5.01	MSMCH	New Hyde Park	1990 Jericho Turnpike	New Hyde Park	NY	11040	Nassau
5.02	MSMCH	Station Square	750 East Sample Road; 91 Northeast 9th Street; 131 Northwest 16th Street	Pompano Beach	FL	33064	Broward
5.03	MSMCH	Mills Pond Park	1900 Northwest 19th Street	Fort Lauderdale	FL	33311	Broward
5.04	MSMCH	Huntington	380 Oakwood Road	Huntington Station	NY	11746	Suffolk
5.05	MSMCH	Islandia	1960 Veterans Memorial Highway	Islandia	NY	11749	Suffolk
5.06	MSMCH	Lauderdale Manors	2290 Northwest 19th Street	Fort Lauderdale	FL	33311	Broward
5.07	MSMCH	Wilton Manors	1201, 1211, 1215 North Flagler Drive	Fort Lauderdale	FL	33304	Broward
5.08	MSMCH	Franklin Park	2523 Northwest 6th Street; 127 Northwest 25th Avenue; 132 Northwest 25th Terrace; 660 Northwest 27th Avenue	Fort Lauderdale	FL	33311	Broward
5.09	MSMCH	Oakland Park	818 Northeast 44th Street; 510, 511, 521, 531, 540 Northeast 35th Street; 818 Northeast 44th Street	Oakland Park	FL	33334	Broward
5.10	MSMCH	Lauderhill	3901 West Sunrise Boulevard	Lauderhill	FL	33311	Broward
5.11	MSMCH	Dixie Highway	930, 968, 978, 1000 and 1050 South Dixie Highway West and East	Pompano Beach	FL	33060	Broward
6	MSMCH	ExchangeRight Net Leased Portfolio #29	Various	Various	Various	Various	Various
6.01	MSMCH	Fresenius Medical Care - Fayetteville, NC	2560 Legion Road	Fayetteville	NC	28306	Cumberland
6.02	MSMCH	BioLife Plasma Services LP	7538 East Hampton Avenue	Mesa	AZ	85245	Maricopa
6.03	MSMCH	Hobby Lobby - Johnson City, TN	3019 Peoples Street	Johnson City	TN	37604	Washington
6.04	MSMCH	Walgreens - Levittown, PA	8500 New Falls Road	Levittown	PA	19054	Bucks
6.05	MSMCH	Walgreens - Lafayette, LA	6130 Johnston Street	Lafayette	LA	70503	Lafayette Parish
6.06	MSMCH	Walgreens - Abita Springs, LA	70997 Highway 59	Abita Springs	LA	70420	St. Tammany Parish
6.07	MSMCH	Walgreens - Coon Rapids, MN	3470 River Rapids Dr NW	Coon Rapids	MN	55448	Anoka
6.08	MSMCH	Walgreens - Gonzales, LA	105 West Highway 30	Gonzales	LA	70734	Ascension Parish
6.09	MSMCH	CVS Pharmacy - Mounds View, MN	2800 Highway 10 Northeast	Mounds View	MN	55112	Ramsey
6.1	MSMCH	Fresenius Medical Care - Muncie, IN	4021 West Kilgore Avenue	Muncie	IN	47304	Delaware
6.11	MSMCH	Tractor Supply - Angleton, TX	2916 North Velasco Street	Angleton	TX	77515	Brazoria
6.12	MSMCH	Tractor Supply - Bartonville, TX	2201 East FM 407	Bartonville	TX	76226	Denton
6.13	MSMCH	Walgreens - St. Louis, MO	2700 Telegraph Road	St. Louis	MO	63125	St. Louis
6.14	MSMCH	Walgreens - Canton, OH	1000 South Main Street	Canton	OH	44720	Stark County
6.15	MSMCH	Dollar General - Harvey, LA	2101 Lapalco Boulevard	Harvey	LA	70058	Jefferson
6.16	MSMCH	Dollar General - Springfield, OH	1221 East Home Road	Springfield	OH	45503	Clark
6.17	MSMCH	Dollar General - Middletown, OH	3304 Yankee Road	Middletown	OH	45044	Butler
6.18	MSMCH	Dollar General - Griffith, IN	900 East Main Street	Griffith	IN	46319	Lake
6.19	MSMCH	Dollar General - Painesville, OH	2205 North Ridge Road	Painesville	OH	44077	Lake
6.20	MSMCH	Dollar General - Cleveland, OH	12526 Bellaire Road	Cleveland	OH	44135	Cuyahoga
6.21	MSMCH	Dollar General - Lafayette, LA	119 Renaud Drive	Lafayette	LA	70507	Lafayette Parish
6.22	MSMCH	Dollar General - Uniontown, OH	11186 Cleveland Avenue Northwest	Uniontown	OH	44685	Stark
6.23	MSMCH	Dollar General - St. Joseph, MO (50th Street)	4800 South 50th Street	St. Joseph	MO	64507	Buchanan
6.24	MSMCH	Dollar General - St. Joseph, MO (Frederick Avenue)	4950 Frederick Avenue	St. Joseph	MO	64506	Buchanan
10	MSMCH	East Side Manhattan Multifamily Portfolio	Various	New York	NY	Various	New York
10.01	MSMCH	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street 197 1st Avenue a/k/a 351-353 East 12th Street, 199 1st Avenue, 201 1st Avenue, 203 1st Avenue, 205 1st Avenue, 349 East 12th Street	New York	NY	10003	New York
10.02	MSMCH	520 East 12th Street	520 East 12th Street	New York	NY	10009	New York
10.03	MSMCH	418 East 88th Street	418 East 88th Street	New York	NY	10128	New York
10.04	MSMCH	417 East 72nd Street	417 East 72nd Street	New York	NY	10021	New York
11	MSMCH	Bronx Multifamily Portfolio I	Various	Bronx	NY	Various	Bronx
11.01	MSMCH	190 West 170th Street	190 West 170th Street	Bronx	NY	10452	Bronx
11.02	MSMCH	1053-1057 Hoe Avenue	1053-1057 Hoe Avenue	Bronx	NY	10459	Bronx
11.03	MSMCH	1136 Sherman Avenue	1136 Sherman Avenue	Bronx	NY	10456	Bronx
11.04	MSMCH	2979 Marion Avenue	2979 Marion Avenue	Bronx	NY	10458	Bronx
11.05	MSMCH	3500 Tryon Avenue	3500 Tryon Avenue	Bronx	NY	10467	Bronx
14	MSMCH	National Anchored Retail Portfolio	Various	Various	Various	Various	Various
14.01	MSMCH	Lakeline Plaza	11066 Pecan Park Boulevard	Cedar Park	TX	78613	Williamson
14.02	MSMCH	Forest Plaza	6055-6455 East State Street	Rockford	IL	61108	Winnebago
14.03	MSMCH	White Oaks Plaza	2725-2959 South Veterans Parkway, 2901 South Veterans Parkway, 2801 South Veterans Parkway, 2701 South Veterans Parkway, 2951 West Iles Avenue, Iles at Veterans Parkway, 2691 South Veterans Parkway, 2991 South Veterans Parkway	Springfield	IL	62704	Sangamon
14.04	MSMCH	Muncie Towne Plaza	1190 East Princeton Avenue	Muncie	IN	47303	Delaware
14.05	MSMCH	Lakeline Village	12617 Ridgeline Boulevard	Cedar Park	TX	78613	Williamson
15	MSMCH	Alan Luke Portfolio	Various	Various	Various	Various	Various
15.01	MSMCH	WAG - Amarillo (Bell St.)	3320 Bell Street	Amarillo	TX	79109	Randall
15.02	MSMCH	WAG - Odessa	2161 East 42nd Street	Odessa	TX	79762	Ector
15.03	MSMCH	WAG - Amarillo (S. Georgia St.)	2601 Georgia Street South	Amarillo	TX	79109	Potter
15.04	MSMCH	CVS - Columbus	2100 East Dublin Granville Road	Columbus	OH	43229	Franklin
15.05	MSMCH	Chili's - Fayetteville	772 East Millsap Road	Fayetteville	AR	72703	Washington
15.06	MSMCH	Biolife - Homewood	259 Lakeshore Parkway	Homewood	AL	35209	Jefferson
16	MSMCH	6550 Sunset	6526, 6530, 6540, 6550 West Sunset Boulevard	Los Angeles	CA	90028	Los Angeles
20	MSMCH	144-06 94th Avenue	144-06 94th Avenue	Jamaica	NY	11435	Queens
23	MSMCH	The Blvd	1410 North Ocean Boulevard	Myrtle Beach	SC	29577	Horry
28	MSMCH	Rainier View Marketplace	16810, 16816, 16822, 16904, 16908, 16912 & 17014 Meridian East	Puyallup	WA	98375	Pierce
31	MSMCH	ADI Industrial	6355 Boat Rock Boulevard	Atlanta	GA	30336	Fulton
38	MSMCH	2401 Linden Lane	2401-2465 Linden Lane	Silver Spring	MD	20910	Montgomery
42	MSMCH	Colony Plaza Shopping Center	4709 & 4713 State Highway 121	The Colony	TX	75056	Denton
44	MSMCH	Florencia Villas	1109 San Marcos Parkway	San Marcos	TX	78666	Hays
45	MSMCH	9635 Bermuda Rd	9635 Bermuda Road	Las Vegas	NV	89123	Clark
47	MSMCH	Spring Stuebner Business Park	3336 Spring Stuebner Road	Spring	TX	77389	Harris
52	MSMCH	Connecticut Storage Portfolio	Various	Various	CT	Various	Windham
52.01	MSMCH	Dayville Storage	1019 North Main Street	Dayville	CT	06241	Windham
52.02	MSMCH	Mechanic Street Storage	221 Mechanic Street	Danielson	CT	06239	Windham
52.03	MSMCH	Brooklyn Self Storage	313 Allen Hill Road	Brooklyn	CT	06234	Windham

BANK 2019-BNK22

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Fee Rate	Net Mortgage Rate	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)	Amortization Term (Remaining) (Mos.)
5	MSMCH	Storage Post Portfolio	Self Storage	1,173,842	Sq. Ft.	65,000,000.00	65,000,000.00	213,634.84	Actual/360	3.89000%	0.01280%	3.87720%	1	10/1/2029	NAP	NAP	120	119	IO	IO
5.01	MSMCH	New Hyde Park	Self Storage	151,284	Sq. Ft.	17,923,966.66
5.02	MSMCH	Station Square	Self Storage	193,735	Sq. Ft.	9,707,966.66
5.03	MSMCH	Mills Pond Park	Self Storage	117,230	Sq. Ft.	5,628,133.34
5.04	MSMCH	Huntington	Self Storage	44,059	Sq. Ft.	5,201,733.34
5.05	MSMCH	Islandia	Self Storage	90,753	Sq. Ft.	5,201,300.00
5.06	MSMCH	Lauderdale Manors	Self Storage	124,501	Sq. Ft.	4,874,133.34
5.07	MSMCH	Wilton Manors	Self Storage	56,842	Sq. Ft.	4,277,000.00
5.08	MSMCH	Franklin Park	Self Storage	140,735	Sq. Ft.	4,091,100.00
5.09	MSMCH	Oakland Park	Self Storage	90,540	Sq. Ft.	3,388,666.66
5.10	MSMCH	Lauderhill	Self Storage	91,372	Sq. Ft.	2,734,333.34
5.11	MSMCH	Dixie Highway	Self Storage	72,792	Sq. Ft.	1,971,666.66
6	MSMCH	ExchangeRight Net Leased Portfolio #29	Various	350,043	Sq. Ft.	62,527,000.00	62,527,000.00	202,759.72	Actual/360	3.83800%	0.01280%	3.82520%	1	10/1/2029	NAP	NAP	120	119	IO	IO
6.01	MSMCH	Fresenius Medical Care - Fayetteville, NC	Office	23,529	Sq. Ft.	7,254,000.00
6.02	MSMCH	BioLife Plasma Services LP	Office	16,694	Sq. Ft.	6,045,000.00
6.03	MSMCH	Hobby Lobby - Johnson City, TN	Retail	55,668	Sq. Ft.	5,254,500.00
6.04	MSMCH	Walgreens - Levittown, PA	Retail	14,820	Sq. Ft.	3,844,000.00
6.05	MSMCH	Walgreens - Lafayette, LA	Retail	14,820	Sq. Ft.	3,670,400.00
6.06	MSMCH	Walgreens - Abita Springs, LA	Retail	14,490	Sq. Ft.	3,602,200.00
6.07	MSMCH	Walgreens - Coon Rapids, MN	Retail	14,490	Sq. Ft.	3,534,000.00
6.08	MSMCH	Walgreens - Gonzales, LA	Retail	14,820	Sq. Ft.	3,447,200.00
6.09	MSMCH	CVS Pharmacy - Mounds View, MN	Retail	13,013	Sq. Ft.	3,224,000.00
6.1	MSMCH	Fresenius Medical Care - Muncie, IN	Office	12,111	Sq. Ft.	3,100,000.00
6.11	MSMCH	Tractor Supply - Angleton, TX	Retail	21,702	Sq. Ft.	3,038,000.00
6.12	MSMCH	Tractor Supply - Bartonville, TX	Retail	19,097	Sq. Ft.	2,976,000.00
6.13	MSMCH	Walgreens - St. Louis, MO	Retail	13,905	Sq. Ft.	1,953,000.00
6.14	MSMCH	Walgreens - Canton, OH	Retail	13,500	Sq. Ft.	1,860,000.00
6.15	MSMCH	Dollar General - Harvey, LA	Retail	9,100	Sq. Ft.	1,364,000.00
6.16	MSMCH	Dollar General - Springfield, OH	Retail	9,026	Sq. Ft.	1,038,500.00
6.17	MSMCH	Dollar General - Middletown, OH	Retail	9,100	Sq. Ft.	985,800.00
6.18	MSMCH	Dollar General - Griffith, IN	Retail	9,026	Sq. Ft.	961,000.00
6.19	MSMCH	Dollar General - Painesville, OH	Retail	9,100	Sq. Ft.	923,800.00
6.20	MSMCH	Dollar General - Cleveland, OH	Retail	7,489	Sq. Ft.	908,300.00
6.21	MSMCH	Dollar General - Lafayette, LA	Retail	9,026	Sq. Ft.	899,000.00
6.22	MSMCH	Dollar General - Uniontown, OH	Retail	9,026	Sq. Ft.	892,800.00
6.23	MSMCH	Dollar General - St. Joseph, MO (50th Street)	Retail	9,002	Sq. Ft.	883,500.00
6.24	MSMCH	Dollar General - St. Joseph, MO (Frederick Avenue)	Retail	7,489	Sq. Ft.	868,000.00
10	MSMCH	East Side Manhattan Multifamily Portfolio	Various	125	Units	44,000,000.00	44,000,000.00	119,334.72	Actual/360	3.21000%	0.01280%	3.19720%	1	10/1/2029	NAP	NAP	120	119	IO	IO
10.01	MSMCH	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street	Mixed Use	21	Units	21,274,725.00
10.02	MSMCH	520 East 12th Street	Multifamily	40	Units	11,120,879.00
10.03	MSMCH	418 East 88th Street	Multifamily	46	Units	8,703,297.00
10.04	MSMCH	417 East 72nd Street	Multifamily	18	Units	2,901,099.00
11	MSMCH	Bronx Multifamily Portfolio I	Multifamily	229	Units	32,300,000.00	32,300,000.00	99,610.36	Actual/360	3.65000%	0.01280%	3.63720%	1	11/1/2029	NAP	NAP	120	120	IO	IO
11.01	MSMCH	190 West 170th Street	Multifamily	67	Units	8,160,000.00
11.02	MSMCH	1053-1057 Hoe Avenue	Multifamily	52	Units	8,024,000.00
11.03	MSMCH	1136 Sherman Avenue	Multifamily	46	Units	6,460,000.00
11.04	MSMCH	2979 Marion Avenue	Multifamily	36	Units	4,964,000.00
11.05	MSMCH	3500 Tryon Avenue	Multifamily	28	Units	4,692,000.00
14	MSMCH	National Anchored Retail Portfolio	Retail	1,292,762	Sq. Ft.	30,000,000.00	30,000,000.00	93,024.31	Actual/360	3.67000%	0.01280%	3.65720%	1	10/1/2029	NAP	NAP	120	119	IO	IO
14.01	MSMCH	Lakeline Plaza	Retail	313,580	Sq. Ft.	11,523,076.93
14.02	MSMCH	Forest Plaza	Retail	433,816	Sq. Ft.	7,756,410.26
14.03	MSMCH	White Oaks Plaza	Retail	331,533	Sq. Ft.	6,792,307.69
14.04	MSMCH	Muncie Towne Plaza	Retail	171,621	Sq. Ft.	2,705,128.20
14.05	MSMCH	Lakeline Village	Retail	42,212	Sq. Ft.	1,223,076.92
15	MSMCH	Alan Luke Portfolio	Various	85,057	Sq. Ft.	17,453,000.00	17,453,000.00	51,906.51	Actual/360	3.52000%	0.01280%	3.50720%	1	10/1/2029	NAP	NAP	120	119	IO	IO
15.01	MSMCH	WAG - Amarillo (Bell St.)	Retail	15,120	Sq. Ft.	3,966,667.00
15.02	MSMCH	WAG - Odessa	Retail	15,120	Sq. Ft.	3,472,000.00
15.03	MSMCH	WAG - Amarillo (S. Georgia St.)	Retail	14,490	Sq. Ft.	3,416,000.00
15.04	MSMCH	CVS - Columbus	Retail	11,099	Sq. Ft.	2,972,408.00
15.05	MSMCH	Chili's - Fayetteville	Retail	5,228	Sq. Ft.	1,825,925.00
15.06	MSMCH	Biolife - Homewood	Office	24,000	Sq. Ft.	1,800,000.00
16	MSMCH	6550 Sunset	Mixed Use	29,610	Sq. Ft.	17,000,000.00	17,000,000.00	53,719.21	Actual/360	3.74000%	0.01280%	3.72720%	1	10/1/2029	NAP	NAP	120	119	IO	IO
20	MSMCH	144-06 94th Avenue	Office	85,004	Sq. Ft.	15,000,000.00	15,000,000.00	42,203.13	Actual/360	3.33000%	0.01280%	3.31720%	1	11/1/2029	NAP	NAP	120	120	IO	IO
23	MSMCH	The Blvd	Retail	42,472	Sq. Ft.	14,075,000.00	14,075,000.00	49,352.10	Actual/360	4.15000%	0.01280%	4.13720%	1	10/1/2029	NAP	NAP	120	119	IO	IO
28	MSMCH	Rainier View Marketplace	Retail	70,280	Sq. Ft.	11,500,000.00	11,467,769.72	54,571.78	Actual/360	3.95000%	0.01280%	3.93720%	1	9/1/2029	NAP	NAP	120	118	360	358
31	MSMCH	ADI Industrial	Industrial	296,260	Sq. Ft.	9,300,000.00	9,286,547.98	42,282.02	Actual/360	3.60000%	0.01280%	3.58720%	1	10/1/2029	NAP	NAP	120	119	360	359
38	MSMCH	2401 Linden Lane	Industrial	85,549	Sq. Ft.	6,000,000.00	5,988,640.85	31,044.15	Actual/360	3.81000%	0.01280%	3.79720%	1	10/1/2029	NAP	NAP	120	119	300	299
42	MSMCH	Colony Plaza Shopping Center	Retail	33,416	Sq. Ft.	4,500,000.00	4,500,000.00	13,554.43	Actual/360	3.56500%	0.01280%	3.55220%	1	10/1/2029	NAP	NAP	120	119	IO	IO
44	MSMCH	Florencia Villas	Multifamily	64	Units	4,350,000.00	4,350,000.00	20,393.16	Actual/360	3.85000%	0.01280%	3.83720%	1	11/1/2029	NAP	NAP	120	120	360	360
45	MSMCH	9635 Bermuda Rd	Retail	13,476	Sq. Ft.	3,900,000.00	3,900,000.00	18,484.55	Actual/360	3.94000%	0.01280%	3.92720%	1	11/1/2029	NAP	NAP	120	120	360	360
47	MSMCH	Spring Stuebner Business Park	Mixed Use	66,125	Sq. Ft.	3,737,500.00	3,737,500.00	11,684.01	Actual/360	3.70000%	0.07280%	3.62720%	1	10/1/2029	NAP	NAP	120	119	IO	IO
52	MSMCH	Connecticut Storage Portfolio	Self Storage	64,569	Sq. Ft.	2,300,000.00	2,300,000.00	7,675.98	Actual/360	3.95000%	0.01280%	3.93720%	1	11/1/2029	NAP	NAP	120	120	IO	IO
52.01	MSMCH	Dayville Storage	Self Storage	23,975	Sq. Ft.	998,113.20
52.02	MSMCH	Mechanic Street Storage	Self Storage	20,550	Sq. Ft.	781,132.08
52.03	MSMCH	Brooklyn Self Storage	Self Storage	20,044	Sq. Ft.	520,754.72

BANK 2019-BNK22

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Upfront Replacement Reserve ($)	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC
5	MSMCH	Storage Post Portfolio	NAP	L(25),D(88),O(7)	Fee	0	0	0	0	NAP	0	0	NAP	0	0	0	NAP
5.01	MSMCH	New Hyde Park
5.02	MSMCH	Station Square
5.03	MSMCH	Mills Pond Park
5.04	MSMCH	Huntington
5.05	MSMCH	Islandia
5.06	MSMCH	Lauderdale Manors
5.07	MSMCH	Wilton Manors
5.08	MSMCH	Franklin Park
5.09	MSMCH	Oakland Park
5.10	MSMCH	Lauderhill
5.11	MSMCH	Dixie Highway
6	MSMCH	ExchangeRight Net Leased Portfolio #29	NAP	L(25),D(91),O(4)	Fee	0	406,929	526,625	0	Cash	0	0	NAP	102,000	2,338	0	Cash
6.01	MSMCH	Fresenius Medical Care - Fayetteville, NC
6.02	MSMCH	BioLife Plasma Services LP
6.03	MSMCH	Hobby Lobby - Johnson City, TN
6.04	MSMCH	Walgreens - Levittown, PA
6.05	MSMCH	Walgreens - Lafayette, LA
6.06	MSMCH	Walgreens - Abita Springs, LA
6.07	MSMCH	Walgreens - Coon Rapids, MN
6.08	MSMCH	Walgreens - Gonzales, LA
6.09	MSMCH	CVS Pharmacy - Mounds View, MN
6.1	MSMCH	Fresenius Medical Care - Muncie, IN
6.11	MSMCH	Tractor Supply - Angleton, TX
6.12	MSMCH	Tractor Supply - Bartonville, TX
6.13	MSMCH	Walgreens - St. Louis, MO
6.14	MSMCH	Walgreens - Canton, OH
6.15	MSMCH	Dollar General - Harvey, LA
6.16	MSMCH	Dollar General - Springfield, OH
6.17	MSMCH	Dollar General - Middletown, OH
6.18	MSMCH	Dollar General - Griffith, IN
6.19	MSMCH	Dollar General - Painesville, OH
6.20	MSMCH	Dollar General - Cleveland, OH
6.21	MSMCH	Dollar General - Lafayette, LA
6.22	MSMCH	Dollar General - Uniontown, OH
6.23	MSMCH	Dollar General - St. Joseph, MO (50th Street)
6.24	MSMCH	Dollar General - St. Joseph, MO (Frederick Avenue)
10	MSMCH	East Side Manhattan Multifamily Portfolio	NAP	L(25),D(90),O(5)	Fee	0	287,168	223,686	79,805	Cash	0	0	NAP	31,250	2,604	31,250	Cash
10.01	MSMCH	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street
10.02	MSMCH	520 East 12th Street
10.03	MSMCH	418 East 88th Street
10.04	MSMCH	417 East 72nd Street
11	MSMCH	Bronx Multifamily Portfolio I	NAP	L(24),D(89),O(7)	Fee	5	11,154	149,448	49,816	Cash	0	0	NAP	0	5,070	0	Cash
11.01	MSMCH	190 West 170th Street
11.02	MSMCH	1053-1057 Hoe Avenue
11.03	MSMCH	1136 Sherman Avenue
11.04	MSMCH	2979 Marion Avenue
11.05	MSMCH	3500 Tryon Avenue
14	MSMCH	National Anchored Retail Portfolio	NAP	L(25),D(90),O(5)	Fee	0	0	1,111,745	275,628	Cash	0	0	NAP	0	16,160	0	Cash
14.01	MSMCH	Lakeline Plaza
14.02	MSMCH	Forest Plaza
14.03	MSMCH	White Oaks Plaza
14.04	MSMCH	Muncie Towne Plaza
14.05	MSMCH	Lakeline Village
15	MSMCH	Alan Luke Portfolio	NAP	L(25),D(89),O(6)	Various	0	12,938	20,172	20,172	Cash	1,453	1,453	Cash	0	0	0	NAP
15.01	MSMCH	WAG - Amarillo (Bell St.)
15.02	MSMCH	WAG - Odessa
15.03	MSMCH	WAG - Amarillo (S. Georgia St.)
15.04	MSMCH	CVS - Columbus
15.05	MSMCH	Chili's - Fayetteville
15.06	MSMCH	Biolife - Homewood
16	MSMCH	6550 Sunset	NAP	L(25),D(90),O(5)	Fee	5	0	34,468	11,489	Cash	136	136	Cash	0	494	23,689	Cash
20	MSMCH	144-06 94th Avenue	NAP	L(24),D(92),O(4)	Fee	0	5,313	71,610	23,870	Cash	0	0	NAP	0	1,417	0	Cash
23	MSMCH	The Blvd	NAP	L(25),D(91),O(4)	Fee	5	10,000	40,345	4,034	Cash	0	0	NAP	0	531	12,742	Cash
28	MSMCH	Rainier View Marketplace	NAP	L(26),D(90),O(4)	Fee	5	0	15,466	15,466	Cash	1,734	867	Cash	0	879	42,168	Cash
31	MSMCH	ADI Industrial	NAP	L(25),D(91),O(4)	Fee	5	0	12,311	12,311	Cash	0	0	NAP	0	2,469	0	Cash
38	MSMCH	2401 Linden Lane	NAP	L(25),D(90),O(5)	Fee	5	533,945	9,451	9,451	Cash	0	0	NAP	0	1,069	0	Cash
42	MSMCH	Colony Plaza Shopping Center	NAP	L(25),D(90),O(5)	Fee	5	0	105,969	10,597	Cash	0	0	NAP	0	443	15,960	Cash
44	MSMCH	Florencia Villas	NAP	L(23),GRTR 1% or YM(93),O(4)	Fee	5	18,750	0	0	NAP	0	0	NAP	0	1,576	37,816	Cash
45	MSMCH	9635 Bermuda Rd	NAP	L(24),D(92),O(4)	Fee	5	0	4,170	2,085	Cash	0	0	NAP	0	225	10,781	Cash
47	MSMCH	Spring Stuebner Business Park	NAP	L(25),D(91),O(4)	Fee	5	8,281	25,550	2,555	Cash	4,922	2,461	Cash	25,000	551	25,000	Cash
52	MSMCH	Connecticut Storage Portfolio	NAP	L(24),D(92),O(4)	Fee	5	121,538	11,804	7,091	Cash	5,616	1,617	NAP	0	904	0	Cash
52.01	MSMCH	Dayville Storage
52.02	MSMCH	Mechanic Street Storage
52.03	MSMCH	Brooklyn Self Storage

BANK 2019-BNK22

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Other Escrow I Reserve Description
5	MSMCH	Storage Post Portfolio	0	0	0	NAP	0	0	NAP	NAP
5.01	MSMCH	New Hyde Park
5.02	MSMCH	Station Square
5.03	MSMCH	Mills Pond Park
5.04	MSMCH	Huntington
5.05	MSMCH	Islandia
5.06	MSMCH	Lauderdale Manors
5.07	MSMCH	Wilton Manors
5.08	MSMCH	Franklin Park
5.09	MSMCH	Oakland Park
5.10	MSMCH	Lauderhill
5.11	MSMCH	Dixie Highway
6	MSMCH	ExchangeRight Net Leased Portfolio #29	500,000	0	0	Cash	0	0	NAP	BioLife Rollover Reserve
6.01	MSMCH	Fresenius Medical Care - Fayetteville, NC
6.02	MSMCH	BioLife Plasma Services LP
6.03	MSMCH	Hobby Lobby - Johnson City, TN
6.04	MSMCH	Walgreens - Levittown, PA
6.05	MSMCH	Walgreens - Lafayette, LA
6.06	MSMCH	Walgreens - Abita Springs, LA
6.07	MSMCH	Walgreens - Coon Rapids, MN
6.08	MSMCH	Walgreens - Gonzales, LA
6.09	MSMCH	CVS Pharmacy - Mounds View, MN
6.1	MSMCH	Fresenius Medical Care - Muncie, IN
6.11	MSMCH	Tractor Supply - Angleton, TX
6.12	MSMCH	Tractor Supply - Bartonville, TX
6.13	MSMCH	Walgreens - St. Louis, MO
6.14	MSMCH	Walgreens - Canton, OH
6.15	MSMCH	Dollar General - Harvey, LA
6.16	MSMCH	Dollar General - Springfield, OH
6.17	MSMCH	Dollar General - Middletown, OH
6.18	MSMCH	Dollar General - Griffith, IN
6.19	MSMCH	Dollar General - Painesville, OH
6.20	MSMCH	Dollar General - Cleveland, OH
6.21	MSMCH	Dollar General - Lafayette, LA
6.22	MSMCH	Dollar General - Uniontown, OH
6.23	MSMCH	Dollar General - St. Joseph, MO (50th Street)
6.24	MSMCH	Dollar General - St. Joseph, MO (Frederick Avenue)
10	MSMCH	East Side Manhattan Multifamily Portfolio	0	0	0	NAP	0	0	NAP	NAP
10.01	MSMCH	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street
10.02	MSMCH	520 East 12th Street
10.03	MSMCH	418 East 88th Street
10.04	MSMCH	417 East 72nd Street
11	MSMCH	Bronx Multifamily Portfolio I	0	0	0	NAP	0	0	NAP	NAP
11.01	MSMCH	190 West 170th Street
11.02	MSMCH	1053-1057 Hoe Avenue
11.03	MSMCH	1136 Sherman Avenue
11.04	MSMCH	2979 Marion Avenue
11.05	MSMCH	3500 Tryon Avenue
14	MSMCH	National Anchored Retail Portfolio	6,000,000	64,638	10,000,000	Cash	0	0	NAP	Rent Concession Reserve ($57,648.24); Outstanding TI/LC Reserve ($896,489.44)
14.01	MSMCH	Lakeline Plaza
14.02	MSMCH	Forest Plaza
14.03	MSMCH	White Oaks Plaza
14.04	MSMCH	Muncie Towne Plaza
14.05	MSMCH	Lakeline Village
15	MSMCH	Alan Luke Portfolio	0	1,000	0	Cash	0	0	NAP	NAP
15.01	MSMCH	WAG - Amarillo (Bell St.)
15.02	MSMCH	WAG - Odessa
15.03	MSMCH	WAG - Amarillo (S. Georgia St.)
15.04	MSMCH	CVS - Columbus
15.05	MSMCH	Chili's - Fayetteville
15.06	MSMCH	Biolife - Homewood
16	MSMCH	6550 Sunset	0	3,701	177,666	Cash	0	0	NAP	Superba Gap Rent
20	MSMCH	144-06 94th Avenue	0	0	0	NAP	0	0	NAP	Outstanding TI & LC Funds
23	MSMCH	The Blvd	0	2,230	107,029	Cash	0	0	NAP	NAP
28	MSMCH	Rainier View Marketplace	0	5,271	189,756	Cash	0	0	NAP	Nothing Bundt Cake Gap and Free Rent ($30,600); Nothing Bundt Cake TI Allowance ($205,854.38); Nothing Bundt Cake Leasing Commission ($9,486)
31	MSMCH	ADI Industrial	300,000	12,344	300,000	Cash	0	0	NAP	NAP
38	MSMCH	2401 Linden Lane	0	7,129	171,100	Cash	0	0	NAP	NAP
42	MSMCH	Colony Plaza Shopping Center	100,000	2,785	100,000	Cash	0	0	NAP	NAP
44	MSMCH	Florencia Villas	0	0	0	NAP	0	0	NAP	NAP
45	MSMCH	9635 Bermuda Rd	0	1,404	67,380	Cash	0	0	NAP	Free Rent and Reimbursement
47	MSMCH	Spring Stuebner Business Park	75,000	5,510	75,000	Cash	0	0	NAP	NAP
52	MSMCH	Connecticut Storage Portfolio	0	0	0	NAP	0	0	NAP	NAP
52.01	MSMCH	Dayville Storage
52.02	MSMCH	Mechanic Street Storage
52.03	MSMCH	Brooklyn Self Storage

BANK 2019-BNK22

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)
5	MSMCH	Storage Post Portfolio	0	0	0	NAP	NAP	0	0	0
5.01	MSMCH	New Hyde Park
5.02	MSMCH	Station Square
5.03	MSMCH	Mills Pond Park
5.04	MSMCH	Huntington
5.05	MSMCH	Islandia
5.06	MSMCH	Lauderdale Manors
5.07	MSMCH	Wilton Manors
5.08	MSMCH	Franklin Park
5.09	MSMCH	Oakland Park
5.10	MSMCH	Lauderhill
5.11	MSMCH	Dixie Highway
6	MSMCH	ExchangeRight Net Leased Portfolio #29	0	0	0	NAP	NAP	0	0	0
6.01	MSMCH	Fresenius Medical Care - Fayetteville, NC
6.02	MSMCH	BioLife Plasma Services LP
6.03	MSMCH	Hobby Lobby - Johnson City, TN
6.04	MSMCH	Walgreens - Levittown, PA
6.05	MSMCH	Walgreens - Lafayette, LA
6.06	MSMCH	Walgreens - Abita Springs, LA
6.07	MSMCH	Walgreens - Coon Rapids, MN
6.08	MSMCH	Walgreens - Gonzales, LA
6.09	MSMCH	CVS Pharmacy - Mounds View, MN
6.1	MSMCH	Fresenius Medical Care - Muncie, IN
6.11	MSMCH	Tractor Supply - Angleton, TX
6.12	MSMCH	Tractor Supply - Bartonville, TX
6.13	MSMCH	Walgreens - St. Louis, MO
6.14	MSMCH	Walgreens - Canton, OH
6.15	MSMCH	Dollar General - Harvey, LA
6.16	MSMCH	Dollar General - Springfield, OH
6.17	MSMCH	Dollar General - Middletown, OH
6.18	MSMCH	Dollar General - Griffith, IN
6.19	MSMCH	Dollar General - Painesville, OH
6.20	MSMCH	Dollar General - Cleveland, OH
6.21	MSMCH	Dollar General - Lafayette, LA
6.22	MSMCH	Dollar General - Uniontown, OH
6.23	MSMCH	Dollar General - St. Joseph, MO (50th Street)
6.24	MSMCH	Dollar General - St. Joseph, MO (Frederick Avenue)
10	MSMCH	East Side Manhattan Multifamily Portfolio	0	0	0	NAP	NAP	0	0	0
10.01	MSMCH	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street
10.02	MSMCH	520 East 12th Street
10.03	MSMCH	418 East 88th Street
10.04	MSMCH	417 East 72nd Street
11	MSMCH	Bronx Multifamily Portfolio I	0	0	0	NAP	NAP	0	0	0
11.01	MSMCH	190 West 170th Street
11.02	MSMCH	1053-1057 Hoe Avenue
11.03	MSMCH	1136 Sherman Avenue
11.04	MSMCH	2979 Marion Avenue
11.05	MSMCH	3500 Tryon Avenue
14	MSMCH	National Anchored Retail Portfolio	954,138	0	0	Cash	NAP	0	0	0
14.01	MSMCH	Lakeline Plaza
14.02	MSMCH	Forest Plaza
14.03	MSMCH	White Oaks Plaza
14.04	MSMCH	Muncie Towne Plaza
14.05	MSMCH	Lakeline Village
15	MSMCH	Alan Luke Portfolio	0	0	0	NAP	NAP	0	0	0
15.01	MSMCH	WAG - Amarillo (Bell St.)
15.02	MSMCH	WAG - Odessa
15.03	MSMCH	WAG - Amarillo (S. Georgia St.)
15.04	MSMCH	CVS - Columbus
15.05	MSMCH	Chili's - Fayetteville
15.06	MSMCH	Biolife - Homewood
16	MSMCH	6550 Sunset	70,853	0	0	Cash	Tornado Productions Outstanding Free Rent ($241,760.45); Tornado Productions Outstanding TI allowance ($457,842.00); Outstanding LC Superba ($59,641.00)	759,243	0	0
20	MSMCH	144-06 94th Avenue	30,000	0	0	Cash	NAP	0	0	0
23	MSMCH	The Blvd	0	0	0	NAP	NAP	0	0	0
28	MSMCH	Rainier View Marketplace	245,940	0	0	NAP	NAP	0	0	0
31	MSMCH	ADI Industrial	0	0	0	NAP	NAP	0	0	0
38	MSMCH	2401 Linden Lane	0	0	0	NAP	NAP	0	0	0
42	MSMCH	Colony Plaza Shopping Center	0	0	0	NAP	NAP	0	0	0
44	MSMCH	Florencia Villas	0	0	0	NAP	NAP	0	0	0
45	MSMCH	9635 Bermuda Rd	7,390	0	0	Cash	NAP	0	0	0
47	MSMCH	Spring Stuebner Business Park	0	0	0	NAP	NAP	0	0	0
52	MSMCH	Connecticut Storage Portfolio	0	0	0	NAP	NAP	0	0	0
52.01	MSMCH	Dayville Storage
52.02	MSMCH	Mechanic Street Storage
52.03	MSMCH	Brooklyn Self Storage

BANK 2019-BNK22

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II Escrow - Cash or LoC	Holdback(7)	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox	Borrower Name
5	MSMCH	Storage Post Portfolio	NAP	NAP	N		Springing	ESS-NYFL JV Florida Sub II LLC; ESS-NYFL JV New York Sub LLC
5.01	MSMCH	New Hyde Park
5.02	MSMCH	Station Square
5.03	MSMCH	Mills Pond Park
5.04	MSMCH	Huntington
5.05	MSMCH	Islandia
5.06	MSMCH	Lauderdale Manors
5.07	MSMCH	Wilton Manors
5.08	MSMCH	Franklin Park
5.09	MSMCH	Oakland Park
5.10	MSMCH	Lauderhill
5.11	MSMCH	Dixie Highway
6	MSMCH	ExchangeRight Net Leased Portfolio #29	NAP	NAP	N		Hard/Springing Cash Management	ExchangeRight Net Leased Portfolio 29 DST
6.01	MSMCH	Fresenius Medical Care - Fayetteville, NC
6.02	MSMCH	BioLife Plasma Services LP
6.03	MSMCH	Hobby Lobby - Johnson City, TN
6.04	MSMCH	Walgreens - Levittown, PA
6.05	MSMCH	Walgreens - Lafayette, LA
6.06	MSMCH	Walgreens - Abita Springs, LA
6.07	MSMCH	Walgreens - Coon Rapids, MN
6.08	MSMCH	Walgreens - Gonzales, LA
6.09	MSMCH	CVS Pharmacy - Mounds View, MN
6.1	MSMCH	Fresenius Medical Care - Muncie, IN
6.11	MSMCH	Tractor Supply - Angleton, TX
6.12	MSMCH	Tractor Supply - Bartonville, TX
6.13	MSMCH	Walgreens - St. Louis, MO
6.14	MSMCH	Walgreens - Canton, OH
6.15	MSMCH	Dollar General - Harvey, LA
6.16	MSMCH	Dollar General - Springfield, OH
6.17	MSMCH	Dollar General - Middletown, OH
6.18	MSMCH	Dollar General - Griffith, IN
6.19	MSMCH	Dollar General - Painesville, OH
6.20	MSMCH	Dollar General - Cleveland, OH
6.21	MSMCH	Dollar General - Lafayette, LA
6.22	MSMCH	Dollar General - Uniontown, OH
6.23	MSMCH	Dollar General - St. Joseph, MO (50th Street)
6.24	MSMCH	Dollar General - St. Joseph, MO (Frederick Avenue)
10	MSMCH	East Side Manhattan Multifamily Portfolio	NAP	NAP	N		Springing	12th & 1st DE LLC; East-Ville Realty DE LLC; 417 East 72nd Street Associates DE LLC; Shemiran Co. DE LLC
10.01	MSMCH	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street
10.02	MSMCH	520 East 12th Street
10.03	MSMCH	418 East 88th Street
10.04	MSMCH	417 East 72nd Street
11	MSMCH	Bronx Multifamily Portfolio I	NAP	NAP	N		Springing	190 W 170 Realty LLC D; 1057 Hoe Avenue LLC D; 1136 Sherman Avenue LLC D; 2979 Marion Ave LLC D; 3500 Tryon Realty LLC D
11.01	MSMCH	190 West 170th Street
11.02	MSMCH	1053-1057 Hoe Avenue
11.03	MSMCH	1136 Sherman Avenue
11.04	MSMCH	2979 Marion Avenue
11.05	MSMCH	3500 Tryon Avenue
14	MSMCH	National Anchored Retail Portfolio	NAP	NAP	N		Hard/Springing Cash Management	Forest Plaza, LLC; Lakeline Plaza, LLC; Muncie Plaza, LLC; White Oaks Plaza, LLC; Lakeline Village LLC
14.01	MSMCH	Lakeline Plaza
14.02	MSMCH	Forest Plaza
14.03	MSMCH	White Oaks Plaza
14.04	MSMCH	Muncie Towne Plaza
14.05	MSMCH	Lakeline Village
15	MSMCH	Alan Luke Portfolio	NAP	NAP	N		Springing	Citirich Alabama, LLC; Lukie Arkansas Ohio, LLC; Ludlow Texas, LLC
15.01	MSMCH	WAG - Amarillo (Bell St.)
15.02	MSMCH	WAG - Odessa
15.03	MSMCH	WAG - Amarillo (S. Georgia St.)
15.04	MSMCH	CVS - Columbus
15.05	MSMCH	Chili's - Fayetteville
15.06	MSMCH	Biolife - Homewood
16	MSMCH	6550 Sunset	NAP	NAP	N		Springing	6550 Sunset Boulevard, LLC
20	MSMCH	144-06 94th Avenue	NAP	NAP	N		Soft/Springing Cash Management	Web Food Products, Inc.
23	MSMCH	The Blvd	NAP	NAP	N		Springing	Chalpin Realty SC LLC
28	MSMCH	Rainier View Marketplace	NAP	NAP	N		Springing	Blazen Delaware LLC
31	MSMCH	ADI Industrial	NAP	NAP	N		Hard/Springing Cash Management	6355 Boatrock Atlanta, LLC
38	MSMCH	2401 Linden Lane	NAP	NAP	N		Springing	Technical Service Park Associates, LLC
42	MSMCH	Colony Plaza Shopping Center	NAP	NAP	N		Springing	TSCA-223 Limited Partnership
44	MSMCH	Florencia Villas	NAP	NAP	N		Springing	Florence Apartments, LLC
45	MSMCH	9635 Bermuda Rd	NAP	NAP	N		Springing	MEQ-Bermuda, LLC
47	MSMCH	Spring Stuebner Business Park	NAP	NAP	N		Springing	North Stuebner Properties, LLC
52	MSMCH	Connecticut Storage Portfolio	NAP	NAP	N		Springing	KNK Investments LLC; Dayville Storage LLC; Brooklyn Self Storage, LLC
52.01	MSMCH	Dayville Storage
52.02	MSMCH	Mechanic Street Storage
52.03	MSMCH	Brooklyn Self Storage

BANK 2019-BNK22

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Servicing Fee Rate
5	MSMCH	Storage Post Portfolio	Extra Space Storage Inc.	0.00250%
5.01	MSMCH	New Hyde Park
5.02	MSMCH	Station Square
5.03	MSMCH	Mills Pond Park
5.04	MSMCH	Huntington
5.05	MSMCH	Islandia
5.06	MSMCH	Lauderdale Manors
5.07	MSMCH	Wilton Manors
5.08	MSMCH	Franklin Park
5.09	MSMCH	Oakland Park
5.10	MSMCH	Lauderhill
5.11	MSMCH	Dixie Highway
6	MSMCH	ExchangeRight Net Leased Portfolio #29	ExchangeRight Real Estate, LLC	0.00500%
6.01	MSMCH	Fresenius Medical Care - Fayetteville, NC
6.02	MSMCH	BioLife Plasma Services LP
6.03	MSMCH	Hobby Lobby - Johnson City, TN
6.04	MSMCH	Walgreens - Levittown, PA
6.05	MSMCH	Walgreens - Lafayette, LA
6.06	MSMCH	Walgreens - Abita Springs, LA
6.07	MSMCH	Walgreens - Coon Rapids, MN
6.08	MSMCH	Walgreens - Gonzales, LA
6.09	MSMCH	CVS Pharmacy - Mounds View, MN
6.1	MSMCH	Fresenius Medical Care - Muncie, IN
6.11	MSMCH	Tractor Supply - Angleton, TX
6.12	MSMCH	Tractor Supply - Bartonville, TX
6.13	MSMCH	Walgreens - St. Louis, MO
6.14	MSMCH	Walgreens - Canton, OH
6.15	MSMCH	Dollar General - Harvey, LA
6.16	MSMCH	Dollar General - Springfield, OH
6.17	MSMCH	Dollar General - Middletown, OH
6.18	MSMCH	Dollar General - Griffith, IN
6.19	MSMCH	Dollar General - Painesville, OH
6.20	MSMCH	Dollar General - Cleveland, OH
6.21	MSMCH	Dollar General - Lafayette, LA
6.22	MSMCH	Dollar General - Uniontown, OH
6.23	MSMCH	Dollar General - St. Joseph, MO (50th Street)
6.24	MSMCH	Dollar General - St. Joseph, MO (Frederick Avenue)
10	MSMCH	East Side Manhattan Multifamily Portfolio	Hakim Holdings	0.00500%
10.01	MSMCH	199, 201, 203, 205 First Avenue and 349 & 351 East 12th Street
10.02	MSMCH	520 East 12th Street
10.03	MSMCH	418 East 88th Street
10.04	MSMCH	417 East 72nd Street
11	MSMCH	Bronx Multifamily Portfolio I	Ryan Morgan	0.00500%
11.01	MSMCH	190 West 170th Street
11.02	MSMCH	1053-1057 Hoe Avenue
11.03	MSMCH	1136 Sherman Avenue
11.04	MSMCH	2979 Marion Avenue
11.05	MSMCH	3500 Tryon Avenue
14	MSMCH	National Anchored Retail Portfolio	Washington Prime Group, L.P.	0.00250%
14.01	MSMCH	Lakeline Plaza
14.02	MSMCH	Forest Plaza
14.03	MSMCH	White Oaks Plaza
14.04	MSMCH	Muncie Towne Plaza
14.05	MSMCH	Lakeline Village
15	MSMCH	Alan Luke Portfolio	Alan Luke	0.00500%
15.01	MSMCH	WAG - Amarillo (Bell St.)
15.02	MSMCH	WAG - Odessa
15.03	MSMCH	WAG - Amarillo (S. Georgia St.)
15.04	MSMCH	CVS - Columbus
15.05	MSMCH	Chili's - Fayetteville
15.06	MSMCH	Biolife - Homewood
16	MSMCH	6550 Sunset	Jesse Shannon; Daniel Braun; Matthew Sullivan	0.00500%
20	MSMCH	144-06 94th Avenue	Dolores Grace Romeo; Rocco Ronald Romeo	0.00500%
23	MSMCH	The Blvd	Roberta Sue Chalpin; Marc Samuel Chalpin	0.00500%
28	MSMCH	Rainier View Marketplace	Kevin J. McDonald; Elaine L. McDonald	0.00500%
31	MSMCH	ADI Industrial	Adnan Rawjee	0.00500%
38	MSMCH	2401 Linden Lane	Lorrie A Scaggs; William Joseph Scaggs; William G. Scaggs, JR	0.00500%
42	MSMCH	Colony Plaza Shopping Center	Tri-State Commercial Associates	0.00500%
44	MSMCH	Florencia Villas	Makram Y. Nicolas	0.00500%
45	MSMCH	9635 Bermuda Rd	Andrew J. Sobel	0.00500%
47	MSMCH	Spring Stuebner Business Park	John W. Able	0.06500%
52	MSMCH	Connecticut Storage Portfolio	Daniel P. Sullivan; Kristy L. Sullivan; Kelly Sullivan Salvatore	0.00500%
52.01	MSMCH	Dayville Storage
52.02	MSMCH	Mechanic Street Storage
52.03	MSMCH	Brooklyn Self Storage

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)                The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York.

(b)               The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)                The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)                The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-1-1

(g)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)               The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)                 The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)                 The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)               After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)                 The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)             No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)               The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)               The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)                The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)               The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)                This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)                The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)                The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)               The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(h)               The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the date hereof, except with respect to the Exceptions described on Schedule C to this Agreement.

1.                  Intentionally Omitted.

2.                  Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee for the related Non-Serviced Trust), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

3.                  Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by

Exh. C-1

(i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.                  Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.                  Intentionally Omitted.

6.                  Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

7.                  Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage

Exh. C-2

Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

8.                  Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Crossed Underlying Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they

Exh. C-3

become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.                  Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph (7) above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

10.              Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

11.              Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in

Exh. C-4

proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.              Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

13.              Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.              Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.              Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering

Exh. C-5

report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents, or (f) the current principal use of the Mortgaged Property.

16.              Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related depositor under the Non-Serviced PSA or Non-Serviced Master Servicer for the related Non-Serviced Trust).

17.              No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

18.              Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company (“A.M. Best”) or “A3” (or the equivalent) from Moody’s Investors Service, Inc. (“Moody’s”) or “A-” from S&P Global Ratings (“S&P”) or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if

Exh. C-6

such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the least of (a) the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization, (b) the outstanding principal amount of the Mortgage Loan and (c) the insurable value of the Mortgaged Property.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic

Exh. C-7

condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best or “A3” (or the equivalent) from Moody’s or “A-” by S&P in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan or Whole Loan, as applicable, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.              Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires

Exh. C-8

the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.              No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.              No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.              REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was

Exh. C-9

originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premiums and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.              Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.              Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

25.              Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

26.              Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

Exh. C-10

27.              Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

28.              Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii) breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

29.              Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten

Exh. C-11

value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, unless an opinion of counsel is delivered as specified in clause (y) of the preceding paragraph, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.              Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

31.              Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan

Exh. C-12

of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

32.              Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold (in each case, a “Transfer”), other than as related to (i) family and estate planning Transfers or Transfers upon death or legal incapacity, (ii) Transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) Transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) Transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) Transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage

Exh. C-13

Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.              Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.              Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if

Exh. C-14

rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.              Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

36.              Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(a)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(b)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that the Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(c)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual/360 basis, substantially amortizes);

Exh. C-15

(d)       The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(e)       Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(f)       The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)       The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, and provide that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)       A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(j)       Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a

Exh. C-16

trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)       In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)       Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.              Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

38.              Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

39.              Intentionally Omitted.

40.              No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan

Exh. C-17

may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.              Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.              Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (42) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

43.              Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated or contained in all material respects prior to the date hereof, and, if and as appropriate, a no further action, completion or closure letter or its equivalent was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s, S&P, Fitch Ratings, Inc. and/or A.M. Best; (E) a party not related to the

Exh. C-18

Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

44.              Intentionally Omitted.

45.              Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) is a Member of the Appraisal Institute, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.              Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.              Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.              Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.              Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-19

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

None.

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Mortgaged Property Name
5	Storage Post Portfolio

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Mortgage Loans with Affiliated Borrowers

None.

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
7	ExchangeRight Net Leased Portfolio #29 (Loan No. 6)

The related single tenant with respect to the following related Mortgaged Properties each has a right of first refusal (“ROFR”) to purchase the related individual Mortgaged Property pursuant to such tenant’s individual lease: Walgreens – Levittown, PA, Walgreens – Coon Rapids, MN, Walgreens – St. Louis, MO, Walgreens – Abita Springs, LA, Walgreens – Lafayette, LA, Walgreens – Gonzales, LA (the foregoing, collectively, the “Walgreen Properties”), Tractor Supply – Bartonville, TX, and Tractor Supply – Angleton, TX (the foregoing, collectively, the “Tractor Supply Properties”). The related subordination, non-disturbance and attornment agreements (each an “SNDA”) for each of the Walgreen Properties provides that the ROFR shall not apply to the mortgagee or any other party that acquires title or right of possession of the leased premises through a foreclosure, deed-in-lieu of foreclosure or any other enforcement action under the Mortgage; provided, however, such ROFR shall apply to subsequent purchasers of the leased premises. The related SNDA for each of the Tractor Supply Properties provides that the tenant’s rights under the ROFR are subordinate to the Mortgage. However, the ROFR would apply to any transfers subsequent to the lender taking title to the Mortgaged Property.

Verizon Wireless, which leases a parcel at the BioLife Plasma Services L.P. – Mesa, AZ Mortgaged Property on which it has constructed and owns a cell tower, or any successor tenant under the Verizon Wireless lease, has a right of first refusal to purchase the entire BioLife Plasma Services L.P. –

Sch. C-1

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
Mesa, AZ Mortgaged Property in connection with any sale or other transfer of all or a portion of the BioLife Plasma Services L.P. – Mesa, AZ Mortgaged Property or the grant to a third party of an easement over the leased parcel for the operation of a communications facility. The Verizon Wireless right of first refusal is not subject to a subordination or standstill agreement.
7	National Anchored Retail Portfolio (Loan No. 14)	A pad site at the White Oaks Plaza Property that is occupied by Olive Garden and ground leased to a third party is subject to a purchase option in favor of such third party for a nominal sum and there exists a free release upon exercise of such purchase option.
7	Alan Luke Portfolio (Loan No. 15)	The related single tenant with respect to the following related Mortgaged Properties each has a ROFR to purchase the related individual Mortgaged Property pursuant to such tenant’s individual lease: WAG – Amarillo (Bell St.), WAG – Odessa, WAG – Amarillo (S. Georgia St.), Chili’s – Fayetteville, Biolife – Homewood. The SNDA for each of the WAG – Amarillo (Bell St.), WAG – Odessa, WAG – Amarillo (S. Georgia St.) Mortgaged Properties each provides that the ROFR shall not apply to the mortgagee or any other party that acquires title or right of possession of the leased premises through a foreclosure, deed-in-lieu of foreclosure or any other enforcement action under the Mortgage; provided, however, such ROFR shall apply to subsequent purchasers of the leased premises. The SNDA for the Chili’s – Fayetteville Mortgaged Property provides that the lender shall not be bound by or responsible for or affected by any purchase option or right of first offer or ROFR contained in the lease if a foreclosure by the lender occurs, which provisions shall be of no force and effect upon the lender, provided, however, this provision is strictly limited to the lender (and any of its affiliates who may take title to the Mortgaged Property) and any such ROFR shall continue in effect in favor of the tenant against any landlord other than the lender (and any of its affiliates who may take title to the Mortgaged

Sch. C-2

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
Property) for future transactions according to the terms of such ROFR. The SNDA for the Biolife – Homewood Mortgaged Property provides that all rights, remedies and options of the tenant are subordinate to the Mortgage, but does not expressly refer to the ROFR.
7	144-06 94th Avenue (Loan No. 20)

The Mortgaged Property includes, in addition to the primary office property and related parking lot, five other real properties located in Medford, Long Island (the “Medford Properties”), comprised of a retail property, a parking lot, a single family home, and two undeveloped parcels, which were not included in the underwritten net operating income or appraised value of the Mortgaged Property used in underwriting the Mortgage Loan. No survey was obtained for the Medford Properties.

In addition, the tenant of the retail property included in the Medford Properties has a ROFR to purchase such retail property, which ROFR would apply to a foreclosure or deed-in-lieu of foreclosure and subsequent transfers.

7	2401 Linden Lane (Loan No. 38)	The largest tenant at the Mortgaged Property, Potomac Floral Wholesale, Inc. (43.1% of square feet), has a ROFR to purchase the Mortgaged Property. The tenant signed an SNDA waiving said ROFR in a foreclosure, deed in lieu or other related events, and in the first subsequent transfer following any such event; however, the ROFR would apply to subsequent transfers.
8	ExchangeRight Net Leased Portfolio #29 (Loan No. 6)	See exception to Representation 7.
8	National Anchored Retail Portfolio (Loan No. 14)	See exception to Representation 7.
8	Alan Luke Portfolio (Loan No. 15)	See exception to Representation 7.

Sch. C-3

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
8	144-06 94th Avenue (Loan No. 20)	See exception to Representation 7.
8	Rainier View Marketplace (Loan No. 28)

The Ross Dress For Less lease is a recorded lease that is listed as an exception to the title policy, and not limited to rights of tenants as tenants only. In addition, the provisions of the lease regarding casualty and condemnation proceeds conflict with the provisions of the loan documents.

8	2401 Linden Lane (Loan No. 38)	See exception to Representation 7.
18	All Morgan Stanley Mortgage Loans (Loan Nos. 5, 6, 10, 11, 14, 15, 16, 20, 23, 28, 31, 38, 42, 44, 45, 47 and 52)

The Mortgage Loan documents may allow the Mortgagor to obtain insurance from an insurer that does not meet the required rating if it obtains a “cut through endorsement” from an insurance company that meets the required rating. The Mortgage Loan documents may also allow the Mortgagor to obtain insurance from an insurer that does not meet the required rating if a parent company that owns at least 51% of the insurer has the required rating and use of such insurance is approved by the rating agencies.

The threshold for the lender having the right to hold and disburse insurance proceeds may be based on 5% of the original principal amount rather than 5% of the outstanding principal amount.

In addition, all exceptions to Representation 31 set forth herein for all Morgan Stanley Mortgage Loans are also exceptions to this Representation 18.

18	ExchangeRight Net Leased Portfolio #29 (Loan No. 6)

The Mortgage Loan documents allow the Mortgagor to rely on any tenant maintaining all or a portion of the property insurance coverage (including flood insurance, if applicable) otherwise required under the Mortgage Loan (other than business income coverage and general liability and umbrella liability coverages) to the extent that (i) such tenant’s lease is in full force and effect and no default has occurred thereunder, (ii) such tenant is in actual, physical possession of the entire leased premises and is open

Sch. C-4

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

to the public for business during customary hours, (iii) such tenant has satisfied all insurance requirements set forth in its lease and is permitted to maintain insurance for the applicable Mortgaged Property pursuant to its lease, (iv) such tenant has provided third-party insurance that satisfies the insurance provisions of the Mortgage Loan agreement, (v) such tenant’s lease provides (or the applicable tenant thereunder delivers written confirmation) that such lease will remain in full force and effect following a casualty or to the extent such tenant’s lease is terminated following any casualty, the applicable insurance proceeds will be deposited with the lender, (vi) (A) the lender is named as a mortgagee/loss payee on each of the policies maintained by such tenant and (B) the Mortgagor is named as an additional insured or additional named insured on each of the policies maintained by such tenant, and (vii) the Mortgagor delivers, not less frequently than annually, evidence of the applicable tenant’s maintenance of the required insurance or such coverages are acceptable to the lender in its sole and absolute discretion. If such conditions are not satisfied, the Mortgagor must promptly procure and maintain either (x) “primary” insurance coverage in the event that the tenant does not provide the applicable insurance coverage or (y) “excess and contingent” insurance coverage, in the event that the tenant does not have sufficient insurance coverage to meet the requirements of the Mortgage Loan agreement, over and above any other valid and collectible coverage then in existence, as is necessary to bring the insurance coverage for the Mortgaged Property into full compliance with the provisions of the Mortgage Loan agreement.

The threshold for the lender having the right to hold and disburse insurance proceeds is the lesser of (x) $250,000 and (y) 5% of the allocated loan amount of the applicable individual Mortgaged Property.

18	Alan Luke Portfolio (Loan No. 15)	The related Mortgage Loan documents provide that, in lieu of providing the insurance coverage

Sch. C-5

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
otherwise required by the Mortgage Loan documents, the Mortgagor may rely on third party insurance or on self-insurance provided by a tenant at each of the following Mortgaged Properties: WAG – Amarillo (Bell St.), WAG – Odessa, WAG – Amarillo (S. Georgia St.), CVS – Columbus and Chili’s – Fayetteville. The Mortgage Loan documents further provide that the lender shall accept self-insurance provided by Ohio CVS Stores, L.L.C., an Ohio limited liability company (“CVS”) or Walgreens Co., an Illinois corporation (“Walgreens”); provided that if (i) the applicable tenant’s lease is no longer in full force and effect, (ii) the tenant is in default under its lease beyond any applicable notice and cure periods, (iii) such tenant is no longer open and operating at its Mortgaged Property and no longer obligated to provide insurance pursuant to its lease (unless the tenant delivers a letter of self insurance reasonably acceptable to the lender which includes confirmation that such tenant will continue to self-insure with respect to the insurance required under its lease), (iv) (a) with respect to CVS, it is entitled to abate rent or terminate its lease as a result of casualty and/or is not required to rebuild regardless of the sufficiency of proceeds or (b) with respect to Walgreens, it is entitled to abate rent as a result of casualty and/or is not required to deliver to the lender proceeds sufficient to complete restoration in the event of any termination of its lease, (v) the lender determines in its reasonable sole discretion that any change to the casualty or other insurance maintained by the tenant under its lease causes the requirements of the Mortgage Loan documents no longer to be satisfied, or (vi) (a) with respect to CVS, the senior unsecured debt rating of CVS Health Corporation falls below “BBB” by S&P or an equivalent rating by Moody’s or any other rating agency rating the Certificates, or (b) with respect to Walgreens, the senior unsecured debt rating of Walgreens or an affiliated entity required by the lender falls below “BBB” by S&P or an equivalent rating by Moody’s or any other rating agency rating the Certificates, the Mortgagor will be

Sch. C-6

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
required to obtain the insurance otherwise required by the Mortgage Loan documents.
20	144-06 94th Avenue (Loan No. 20)	No survey was obtained for the Medford Properties and therefore no representation is made as to the matters set forth in Representation 20 as to the Medford Properties.
26	Storage Post Portfolio (Loan No. 5)

Certain of the Mortgaged Properties are legal non-conforming as to use.

With respect to the New Hyde Park Mortgaged Property, the Mortgaged Property is located within two municipalities. With respect to the portion of the Mortgaged Property that is within the Village of New Hyde Park, the Mortgaged Property is legal nonconforming as to use. The applicable zoning code provides that if the portion of the Mortgaged Property in the Village of New Hyde Park is damaged in excess of 50% of the current structural replacement value thereof, then it must be restored in compliance with the code.

With respect to the Station Square Mortgaged Property, a portion of building 8 is in the B-3 District. Self-storage is not a permitted use in the B-3 District. If a nonconforming use ceases to operate or is discontinued for a period of six consecutive months or longer, or for 18 months during any three-year period, it shall not be reestablished and shall only be replaced with a conforming use. Time spent renovating or repairing a structure devoted to the nonconforming use is not considered a discontinuance of the use, provided: 1. All appropriate development permits are obtained; 2. The renovation or repair is completed within 18 months after commencement of the repair or renovation; 3. The use is reestablished within one month after completion of the renovation or repairs.

With respect to the Lauderhill Mortgaged Property, such Mortgaged Property is legal non-conforming use, as to the portion of the Mortgaged Property required for vehicle storage (as to which a special use permit is required). The applicable zoning code provides that if any nonconforming structure, or

Sch. C-7

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

building in which there is a nonconforming use, is damaged by fire, flood, explosion, collapse, wind, war or other catastrophe to such an extent that the cost of rebuilding, repair and reconstruction will exceed 75% of the replacement cost of the building or structure, it shall not be again used or reconstructed except for in compliance with the current code.

With respect to the Oakland Park Mortgaged Property, such Mortgaged Property is legal non-conforming as to use, as the current zoning code requires a conditional use permit for self storage use. The applicable zoning code provides that if a nonconforming building or structure is damaged or deteriorated by any means to the extent that the cost of restoration would equal or exceed 50% of the replacement cost of the entire building or structure, it shall not be restored and may be replaced only be a conforming building or structure. A nonconforming use of a building, structure or land which has been discontinued shall not be returned to a nonconforming use. A nonconforming use shall be considered to be discontinued when the premises have been devoted to another use or the premises have been vacant for a period of two months.

With respect to each of such Mortgaged Properties, it is anticipated that the proceeds of insurance, together with the land value of such Mortgaged Property, would not be sufficient to repay the allocated loan amount of such Mortgaged Property.

26	East Side Manhattan Multifamily Portfolio (Loan No. 10)	The office space that includes the veterinary office tenant at the 417 East 72nd Street Mortgaged Property is a legal non-conforming use. If the floor area occupied by the non-conforming uses within the building is damaged or destroyed by any means to the extent of 25% or more of such floor area, the building may not be reconstructed except for a conforming use.
26	Bronx Multifamily Portfolio I (Loan No. 11)	The commercial space that includes the retail tenants at the 1136 Sherman Avenue Mortgaged Property is a legal nonconforming use. If the floor area occupied by the non-conforming uses within the

Sch. C-8

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
building is damaged or destroyed by any means to the extent of 25% or more of such floor area, the building may not be reconstructed except for a conforming use.
27	Storage Post Portfolio (Loan No. 5)	The Mortgaged Properties have outstanding building code and fire code violations. In particular, but without limitation, with respect to two of the Mortgaged Properties, there are outstanding building code violations associated with two tenants who constructed interior walls or alterations without a proper permit and, in one such case, the violation has resulted in a lien on the Mortgaged Property (in the approximate amount of $253,000 on or about the date of loan origination, with additional charges of $300 accruing daily). In each case, the Mortgagor is required, within a period of not more than 180 days (in the case with a lien, subject to extension to 270 days) to take action necessary such that the violation would not appear on a zoning report (and, in the case where a lien exists, to remove the lien).
26	9635 Bermuda Rd (Loan No. 45)

One of the tenants Mortgaged Property, Hempire Xtractz, is a retail store that sells hemp derived cannabidiol based products, such as cannabidiol oils, cannabidiol edibles and cannabidiol gummies. The legality of certain cannabidiol-based products under federal, state and local laws is uncertain, and, as to state and local laws, may vary based on jurisdiction.

Under its lease, the related tenant is permitted to use the leased premises only for the retail sale of hemp derived cannabidiol products (non-THC and non-cannabis cannabidiol) and for no other purpose. The tenant is also required at all times to comply with the Federal Controlled Substances Act (21 U.S.C. §§ 801 et seq.) (the "Act") or any other similar or related federal, state or local law and is prohibited from engaging in any use of a controlled substance as defined by the Act. Pursuant to the Mortgage Loan documents, the Mortgagor has represented that there are no illegal activities (whether or not such illegality is determined by local, state or federal law) or activities relating to controlled substances at the Mortgaged Property. Additionally, the Mortgagor

Sch. C-9

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
has covenanted not to permit the occurrence of any illegal commercial activities or commercial activities relating to controlled substances (including without limitation, any growing, distributing and/or dispensing of marijuana (whether for medicinal, recreational or other uses)).
27	Spring Stuebner Business Park (Loan No. 47)	Copies of certificates of compliance for tenants at the Mortgaged Property, occupying in the aggregate 88.4% of the total occupied square feet were not located within the county files, and are, therefore, in violation of the applicable municipal fire code and are potentially exposed to typical remedies for lack of a certificate of occupancy, i.e., fees assessment, fines, penalties, or removal.
28	All Morgan Stanley Mortgage Loans (Loan Nos. 5, 6, 10, 11, 14, 15, 16, 20, 23, 28, 31, 38, 42, 44, 45, 47 and 52)

The environmental indemnity agreements or other Mortgage Loan documents may contain provisions to the effect that, if an environmental insurance policy reasonably acceptable to the lender is obtained with respect to the Mortgaged Property, the lender and other indemnified parties are required to first make a claim under such environmental insurance policy, and may not make a claim against the environmental indemnitors, except to the extent that such environmental insurance policy does not cover the losses suffered and/or does not fully cover the costs of such losses or of any remediation or the lender or other indemnified parties have been unable to recover under such environmental insurance policy with respect to all or a portion of such costs or losses within a reasonable period of time despite good faith efforts to do so (or in certain cases, within a specified time period after the date the lender or other indemnified parties commenced efforts to collect such environmental losses).

The Mortgage Loan documents may provide that there will not be recourse for voluntary transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents to the extent of failure to comply with administrative requirements of notice and updated organizational charts for what would otherwise constitute permitted transfers.

Sch. C-10

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
29	Storage Post Portfolio (Loan No. 5)	The Mortgagors are permitted to obtain the release of an approximately 0.45 acre release parcel included in the Station Square Mortgaged Property (the “Station Square Parcel”), in connection with an arm’s length third party sale of the Station Square Parcel, provided that certain conditions are satisfied, including (i) if applicable, 125% of the amount required such that the Station Square Parcel loan-to-value-ratio does not exceed 73.9%, is defeased; (ii) the Mortgagor has delivered to the lender an opinion of counsel stating that the release would not cause the Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code, and (iii) following the release, the remaining portion of the Station Square Mortgaged Property complies with legal requirements, including zoning and parking requirements, and constitutes a separate tax lot. “Release Parcel Loan-To-Value Ratio” means a percentage calculated by multiplying (i) a fraction, the (x) numerator of which is the outstanding principal balance of the allocated loan amount for the Station Square Mortgaged Property, and (y) denominator of which is the value of the remaining Station Square Mortgaged Property (after the release) based on a current appraisal thereof, in the case of each of (x) and (y), as determined immediately prior to the release of the Release Parcel, by (ii) 100%.
29	East Side Manhattan Multifamily Portfolio (Loan No. 10)	The Mortgage Loan documents permit a release of an individual Mortgaged Property upon defeasance of a release amount equal to 100% of its allocated loan amount, provided that following such release the remaining Mortgaged Properties have a loan-to-value ratio not greater than 45% and a debt yield of at least 8.75%.
29	Bronx Multifamily Portfolio I (Loan No. 11)	The Mortgage Loan documents permit a release of an individual Mortgaged Property upon defeasance of a release amount equal to 100% of its allocated loan amount, provided that following such release the remaining Mortgaged Properties have a loan-to-value ratio not greater than 55% and a debt yield of

Sch. C-11

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
at least 8.5%.
31	All Morgan Stanley Mortgage Loans (Loan Nos. 5, 6, 10, 11, 14, 15, 16, 20, 23, 28, 31, 38, 42, 44, 45, 47 and 52)

The Mortgage Loan documents may allow terrorism insurance to be obtained from an insurer that is rated at least investment grade (i.e. “BBB-”) by S&P and also rated at least “BBB-” by Fitch, and/or “Baa3” by Moody’s (if such rating agencies rate any securitization of such mortgage loans and also rate the insurer). In addition, with respect to terrorism insurance, the Mortgage Loan documents may provide for 12 months, rather than 18 months, of business interruption coverage, even if the Mortgage Loan is in excess of $50,000,000.

All exceptions to Representation 18 set forth herein for all Morgan Stanley Mortgage Loans are also exceptions to Representation 31.

31	National Anchored Retail Portfolio (Loan No. 14)	If TRIPRA (or a similar or subsequent statute, extension or reauthorization) is not in effect, or a material increase in terrorism insurance premiums results from a modification of TRIPRA (or a similar or subsequent statute, extension or reauthorization) or a terrorism event occurring on U.S. soil, the Mortgagors are not required to maintain terrorism insurance coverage in excess of what is commercially available for annual premiums equal to two times the then-current property insurance premium then payable in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to terrorism and earthquake components when terrorism insurance coverage is excluded from any required insurance policies).
31	Colony Plaza Shopping Center (Loan No. 42)	If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Mortgagor is not required to spend on terrorism insurance premiums an amount that is more than two times the amount of the annual insurance premium that is payable at such time with respect to the property and business interruption insurance policies required by the loan documents (without giving effect to the cost of terrorism and earthquake components of such

Sch. C-12

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
casualty and business interruption insurance).
32	The Blvd (Loan No. 23)	The Mortgage Loan Documents provide for the Mortgagor to pay only the reasonable out-of-pocket costs and expenses of the rating agencies in connection with a transfer.
33	6550 Sunset (Loan No. 16)	The Mortgagor is a recycled entity which previously owned real property adjacent to the Mortgaged Property on which a single family home is located, which adjacent real property was conveyed to an affiliate of the Mortgagor at origination of the Mortgage Loan.
33	144-06 94th Avenue (Loan No. 20)	The Mortgagor is a recycled entity which previously owned a parcel of real property that was improved with a residence, and three parcels of unimproved land. All of such real property was conveyed by the Mortgagor to affiliates of the Mortgagor in November 2009.
34	East Side Manhattan Multifamily Portfolio (Loan No. 10)	See exception to Representation 29.
34	Bronx Multifamily Portfolio I (Loan No. 11)	See exception to Representation 29.
34	The Blvd (Loan No. 23)	The Mortgage Loan documents provide for the Mortgagor to pay only the reasonable costs and expenses of the rating agencies in connection with a defeasance.
43	144-06 94th Avenue (Loan No. 20)	The ESA recommended operations and maintenance plans with respect to asbestos containing materials and lead based paint at certain of the Medford Properties. Such operations and maintenance plans were not obtained.

Sch. C-13

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	Attached hereto as Exhibit A is a true and complete copy of the Articles of Organization of the Mortgage Loan Seller, which are in full force and effect on the date hereof.
2.	Attached hereto as Exhibit B is a true and correct copy of the Operating Agreement of the Mortgage Loan Seller, which is in full force and effect on the date hereof.
3.	Attached hereto as Exhibit C is a true and complete copy of resolutions relating to loan sales and securitizations duly adopted by the Board of Directors of the Mortgage Loan Seller as of [DATE]. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.
4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed any document delivered in connection with the BANK 2019-BNK22 transaction was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have signed this Certificate as of November 15, 2019.

Name:
Title:

Exh. D-1-1

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Morgan Stanley Mortgage Capital Holdings LLC (“Morgan Stanley”) of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated and effective as of October 25, 2019 (the “Mortgage Loan Purchase Agreement”) between Morgan Stanley, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of Morgan Stanley in or made pursuant to Section 4(a) and Section 4(b) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date, (ii) Morgan Stanley has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Morgan Stanley. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this November 15, 2019.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

Exh. D-2-1

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE OF
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

[_____], 2019

Wells Fargo Securities, LLC
375 Park Avenue, 2nd Floor, J0127 023
New York, New York 10152
Attention: A.J. Sfarra

CRRCompliance@wellsfargo.com

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department, D1086-341
550 South Tryon Street, 34th Floor
Charlotte, North Carolina 28202

With copies to the Addressees listed on Schedule A

Re: BANK 2019-BNK22 – Officer’s Certificate Pursuant to Section 4(i) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Pooling and Servicing Agreement, dated November 1, 2019, and that certain Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. In accordance with Section 4(i) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the parties listed on Schedule A, as follows:

1.	The Mortgage Loan Seller has delivered the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and
2.	Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [_] day of [_____], 2019.

Exh. E-1

Sincerely yours,

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

Exh. E-2

SCHEDULE A

LIST OF ADDRESSEES TO BE COPIED

GENERAL MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BANK 2019-BNK22 Asset Manager

Email: commercial.servicing@wellsfargo.com

GENERAL SPECIAL SERVICER:

KeyBank National Association

11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
Facsimile number: (877) 379-1625
Email: keybank_notices@keybank.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS) – BANK 2019-BNK22
Email: cts.cmbs.bond.admin@wellsfargo.com;
trustadministrationgroup@wellsfargo.com

TRUSTEE:
Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BANK 2019-BNK22
Email: CMBSTrustee@wilmingtontrust.com

DIRECTING CERTIFICATEHOLDER:

Ellington Management Group, LLC
53 Forest Avenue
Old Greenwich, Connecticut 06870

Attention: Leo Huang

dchconsents@ELLINGTON.com and lhuang@ellington.com

ASSET REPRESENTATIONS REVIEWER:

Pentalpha Surveillance LLC
375 N. French Road, Suite 100

Exh. E-3

Amherst, New York, 14228
Attention: BANK 2019-BNK22 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with BANK 2019-BNK22 in the subject line

OPERATING ADVISOR:

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York, 14228
Attention: BANK 2019-BNK22 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with BANK 2019-BNK22 in the subject line

RISK RETENTION CONSULTATION PARTY

Wells Fargo Bank, National Association
c/o Wells Fargo Securities, LLC
10 S. Wacker Drive, 32nd Floor, N8405-320
Chicago, Illinois 60606
Attention: Brigid Mattingly
Email: Brigid.mattingly@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department, D1086-341
550 South Tryon Street, 34th Floor
Charlotte, North Carolina 28202

Email: troy.stoddard@wellsfargo.com

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO WELLS FARGO BANK, NATIONAL ASSOCIATION AND KeyBank National Association WITH RESPECT TO BANK 2019-BNK22, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2019-BNK22

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated October 25, 2019 (the “Mortgage Loan Purchase Agreement”), between Morgan Stanley Mortgage Capital Holdings LLC (“Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. (“Depositor”), Seller is selling certain commercial and multifamily mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of November 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as certificate administrator, as custodian (in such capacity, the “Custodian”), as certificate registrar, and as authenticating agent, the Trustee, the Custodian and the General Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of “Mortgage File” in, and in accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage

Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee) and the General Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the Mortgage Loan Purchase Agreement.

Seller does also hereby make, constitute and appoint the General Special Servicer, acting solely in its capacity as General Special Servicer under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the General Special Servicer and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the General Special Servicer’s written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee) or the General Special Servicer as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As between Seller, the Depositor, the General Special Servicer, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the General Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee) or the General Special Servicer as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the General Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the General Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the General Special Servicer that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the General Special Servicer shall be binding on Seller and Seller’s successors and assigns.

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the General Special Servicer, as applicable, until the earliest occurrence of any of the following events:

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;

(2)	with respect to the General Special Servicer, the termination of such entity and its replacement with a successor General Special Servicer under the terms of the Pooling and Servicing Agreement;
(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;
(4)	with respect to the General Special Servicer, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;
(5)	with respect to each of the Custodian (on behalf of the Trustee) and the General Special Servicer and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;
(6)	with respect to each of the Custodian (on behalf of the Trustee) and the General Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and
(7)	with respect to the General Special Servicer, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the General Special Servicer.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of Seller under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement or, if not defined therein, then in the Pooling and Servicing Agreement.

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

[Signature on next page]

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2019.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF	)
)ss:
COUNTY OF	)

On this ____ day of _____________ 20__, before me appeared __________________, to me personally known, who, being by me duly sworn did say that he/she is the ___________________ of Morgan Stanley Mortgage Capital Holdings LLC, and that the seal affixed to the foregoing instrument is the corporate seal of said entity, and that said instrument was signed and sealed in behalf of said entity by authority of its board of directors (or equivalent authorizing parties), and said ___________________ acknowledged said instrument to be the free act and deed of said entity.

__________________________________________
Name: _____________________________________
           Notary Public in and for said County and State

My Commission Expires:

_____________________________________

Exh. F-5